UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2022

Simpson Manufacturing Co., Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13429	94-3196943
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5956 W. Las Positas Boulevard, Pleasanton, CA 94588

 (Address of principal executive offices)

(Registrant’s telephone number, including area code): (925) 560-9000

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	SSD	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Simpson Manufacturing Co., Inc. (the “Company”) previously announced that it submitted a binding offer, subject to completion of the consultation process with the works councils, to acquire the Etanco Group (the “Acquisition”). On January 26, 2022, following completion of the consultation process, the Company, via its wholly-owned subsidiary Simpson Strong-Tie Europe, entered into a securities purchase agreement with Fastco Investment, Fastco Financing, LRLUX and certain other security holders (collectively, the “Sellers”) relating to the Acquisition (the “SPA”). The SPA provides for a purchase price of EUR 725 million (approximately USD 818 million), subject to certain closing adjustments as set forth in the SPA, payable at closing of the Acquisition.

Pursuant to the terms of the SPA, the Sellers make certain fundamental representations and warranties as to the organization and the ownership of the Etanco Group and the Sellers agree to indemnify the Company, subject to certain exceptions, limitations, deductions and agreed indemnity caps all as set forth in the SPA. The SPA also contains customary covenants by the Company and the Sellers and other terms for transactions of this type. The closing is expected to occur by April 1, 2022.

The purchase price is expected to be financed with a combination of new debt, borrowings under the Company’s existing credit facility and cash on the Company’s balance sheet. The Company executed a commitment letter, dated December 22, 2021, with Wells Fargo Bank, National Association, Wells Fargo Securities, LLC and MUFG Union Bank, N.A. that provides a commitment for $600.0 million in the form of a term loan facility and additional revolver commitments. The funding of the new debt provided for in the Commitment Letter is contingent on the satisfaction of customary conditions, including (i) the execution and delivery of definitive documentation with respect to the new debt in accordance with the terms set forth in the Commitment Letter and (ii) the consummation of the Acquisition in accordance with the SPA.

The foregoing description of the SPA is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the SPA, which is filed as Exhibit 2.1 to this report and incorporated by reference herein. The SPA and the above description have been included to provide investors and security holders with information regarding the terms of the SPA. They are not intended to provide any other factual information about the Company, or its subsidiaries or affiliates or equity holders. The representations, warranties and covenants contained in the SPA were and will be made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the SPA; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differs from those applicable to investors. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of the Company or its subsidiaries, affiliates, businesses, or equity holders. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the SPA, which subsequent information may or may not be fully reflected in public disclosures by the Company. Accordingly, investors should read the representations and warranties of the Company and its subsidiaries in the SPA not in isolation, but only in conjunction with the other information that the Company includes in reports, statements and other filings made with the Securities and Exchange Commission (the “SEC”).

Forward-Looking Statements

This communication may contain “forward-looking statements” including, without limitation, statements concerning plans, expectations, underlying assumptions and timing relating to the Acquisition, and other statements, which are not statements of historical facts. Forward-looking statements generally can be identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "target," "continue," "predict," "project," "change," "result," "future," "will," "would, " "could," "can," "may," "likely," "potentially," or similar expressions that concern our strategy, plans, expectations or intentions. Forward-looking statements reflect management's evaluation of information currently available and are based on the Company's current expectations and assumptions regarding the Company's business, the timing of the Acquisition; estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities and synergies relating to the Acquisition, the impact from the COVID-19 pandemic, the economy and other future conditions. Although we believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, forward-looking statements are subject to inherent uncertainties, risk and other factors that are difficult to predict and could cause our actual results to vary in material respects from what we have expressed or implied by these forward-looking statements. Specific factors that could cause future results to differ from those expressed or implied by the forward-looking statements include, but are not limited to, risks related to the occurrence of any event, change or other circumstances that could give rise to the termination of or failure to complete the Acquisition or the agreements and transactions contemplated thereby; the failure of the Company to meet the conditions to closing of the Acquisition, including the conditions related to works council approval; the failure to obtain the financing terms necessary that are acceptable to the Company to fund the Acquisition; costs related to the proposed Acquisition and the impact of the substantial indebtedness to be incurred to finance the Acquisition; the ability of the post-Acquisition company to meet its financial and strategic goals, due to, among other things, its ability to grow and manage growth profitability, maintain relationships with customers and retain its key employees; the possibility that the post-Acquisition Company may be adversely affected by other economic, business, and/or competitive factors; the Company's ability to successfully integrate the acquired businesses or generate expected cost savings and synergies from the Acquisition; the ongoing impact of the COVID-19 pandemic and those factors discussed in the Company's Annual Report for the year ended December 31, 2020 filed with the Securities and Exchange Commission ("SEC"), in subsequent Quarterly Reports on Form 10-Q and in other filings and furnishings made by the Company with the SEC from time to time. Other unknown or unpredictable factors could also have material adverse effects on the Company's performance. We caution that you should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release and are not a guarantee of future performance. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Item 9.01 Financial Statements and Exhibits.
(d)     Exhibits

Exhibit No.	Description

2.1
Securities Purchase Agreement by and between Simpson Strong-Tie Europe, Simpson Manufacturing Co., Inc., on the one hand, and The Sellers Identified Herein, on the other hand, with respect to Fixco Invest.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simpson Manufacturing Co., Inc.
(Registrant)

DATE:	January 31, 2022	By	/s/ Brian J. Magstadt
Brian J. Magstadt
Chief Financial Officer

3